Assets Held for Sale	6 Months Ended
Jun. 30, 2013
Assets Held for Sale [Abstract]
Assets Held for Sale
(11) Assets Held for Sale
As of June 30, 2013 and December 30, 2012, the Company intended to dispose of various assets which are classified as held for sale on the Condensed Consolidated Balance Sheet in accordance with ASC 360.
The following table summarizes the major classes of assets and liabilities held for sale at June 30, 2013 and December 30, 2012:

	June 30, 2013	December 30, 2012
Long-term assets held for sale:
Property, plant and equipment, net	$474	$474

Total long-term assets held for sale	$474	$474

During the twelve months ended December 30, 2012 the Company recorded an impairment charge in the amount of $2,128 related to property, plant and equipment and certain intangible assets which were classified as held for sale, refer to Note 12 for fair value measurement discussion. No such impairment charges were recorded during the six months ended June 30, 2013.